                                                                    EXHIBIT 99.1

The name, business address, present position and principal occupation and citizenship of each of the directors and executive officers of the Reporting Persons are set forth below. Each occupation set forth opposite an individual's name, unless otherwise indicated, refers to employment with the Reporting Persons.

                                                                       POSITION WITH REPORTING
                                                                       PERSON; PRINCIPAL           COUNTRY OF
NAME                          BUSINESS ADDRESS                         OCCUPATION                  CITIZENSHIP
----                          ----------------                         ----------                  -----------

                                           Global TeleSystems, Inc.
                                           ------------------------
Robert J. Amman               Global TeleSystems, Inc.                 Chairman and Chief          United States
                              151 Shaftsbury Avenue                    Executive Officer, Global
                              London WC2H 8AL                          TeleSystems, Inc.
                              United Kingdom

David Dey                     Rumsey House                             Director, Global            United Kingdom
                              Studley                                  TeleSystems, Inc.
                              Calne
                              Wiltshire SN11 9L
                              United Kingdom

Bernard J. McFadden           Avenue d,Italie 12                       Director, Global            United States
                              1050 Brussels, Belgium                   TeleSystems, Inc.;          and Ireland
                                                                       Consultant, self-
                                                                       employed

Stewart J. Paperin            Open Society Institute                   Director, Global            United States
                              400 W. 59th Street                       TeleSystems, Inc.;
                              New York, NY                             Executive, Open Society
                                                                       Institute

W. James Peet                 Lehman Brothers                          Director, Global            United States
                              3 World Financial Center                 TeleSystems, Inc.;
                              21st Floor                               Managing Director, Lehman
                              New York, NY 10285                       Brothers

Jean V. Salmona               J&P Partners                             Director, Global             France
                              9, avenue du Marechal Lyautcy            TeleSystems, Inc.;
                              Parc Talabot                             President, J&P Partners
                              13007 Marseille
                              France

Frank V. Sica                 Soros Fund Management                    Director, Global            United States
                              888 Seventh Avenue                       TeleSystems, Inc.;
                              New York, NY 10106                       Investment, Soros Fund
                                                                       Management

Alan B. Slifka                Halcyon/Alan B. Slifka Management        Director, Global            United States
                              Company, LLC                             TeleSystems, Inc.;
                              477 Madison Avenue                       Managing Principle,
                              New York, NY  10022                      Halcyon/Alan B. Slifka
                                                                       Management Company, LLC

Adam Solomon                  c/o Shaker Investments                   Director, Global            United States
                              280 Park Avenue                          TeleSystems, Inc.;
                              Suite 3900 West                          Venture Capitalist,
                              New York, NY 10017                       Financial Manager, Shaker
                                                                       Investments

Gerald W. Thames              Lehman Brothers                          Director, Global            United States
                              3 World Financial Center                 TeleSystems, Inc.;
                              New York, NY 10285                       Managing Director, Lehman
                                                                       Brothers

Robert A. Schriesheim         Global TeleSystems, Inc.                 Executive Vice President    United States
                              4121 Wilson Boulevard                    and Chief Financial
                              Arlington, VA 22203                      Officer, Global
                                                                       TeleSystems, Inc.

Grier C. Raclin*              Global TeleSystems, Inc.                 Executive Vice President,   United States
                              4121 Wilson Boulevard                    General Counsel and
                              Arlington, VA 22203                      Corporate Secretary,
                                                                       Global TeleSystems, Inc.

Duncan Lewis                  Global TeleSystems, Inc.                 President,                  United Kingdom
                              151 Shaftsbury Avenue                    Global TeleSystems, Inc.
                              London WC2H 8AL
                              United Kingdom

Jeff Von Deylen               Global TeleSystems, Inc.                 Senior Vice President       United States
                              151 Shaftsbury Avenue                    Finance, Global
                              London WC2H 8AL                          TeleSystems, Inc.
                              United Kingdom

----------------------
* Beneficially owns 1,000 shares of Common Stock of Golden Telecom.

Michael John Lavington        Global TeleSystems, Inc.                 Senior Vice President -     United Kingdom
                              151 Shaftsbury Avenue                    Human Resources, Global
                              London WC2H 8AL                          TeleSystems, Inc.
                              United Kingdom


                      Global TeleSystems Europe B.V. and Global TeleSystems Europe Holdings B.V.
                      --------------------------------------------------------------------------

Duncan Lewis                  Global TeleSystems, Inc                  Member of Management        United Kingdom
                              151 Shaftsbury Avenue                    Boards of Global
                              London WC2H 8AL                          TeleSystems Europe B.V.
                              United Kingdom                           and Global TeleSystems
                                                                       Europe Holdings B.V.;
                                                                       President,
                                                                       Global TeleSystems, Inc.

Maurice Woolf                 Ebone Broadband Services UK Limited      Member of Management        United Kingdom
                              151 Shaftsbury Avenue                    Boards of Global
                              London WC2H 8AL                          TeleSystems Europe B.V.
                              United Kingdom                           and Global TeleSystems
                                                                       Europe Holdings B.V.;
                                                                       Senior Vice President and
                                                                       Deputy General Counsel,
                                                                       Ebone Broadband Services
                                                                       UK Limited

Stephen Baus                  Global TeleSystems, Inc.                 Member of Management        United States
                              151 Shaftsbury Avenue                    Boards of Global
                              London WC2H 8AL                          TeleSystems Europe B.V.
                              United Kingdom                           and Global TeleSystems
                                                                       Europe Holdings B.V.;
                                                                       Senior Vice President,
                                                                       Global TeleSystems, Inc.

Robert J. Amman               Global TeleSystems, Inc.                 Member of Supervisory       United States
                              151 Shaftsbury Avenue                    Boards of Global
                              London WC2H 8AL                          TeleSystems Europe B.V.
                              United Kingdom                           and Global TeleSystems
                                                                       Europe Holdings B.V.;
                                                                       Chairman and Chief
                                                                       Executive Officer, Global
                                                                       TeleSystems, Inc.

Grier C. Raclin*              Global TeleSystems, Inc.                 Member of Supervisory       United States
                              4121 Wilson Boulevard                    Boards of Global
                              Arlington, VA 22203                      TeleSystems Europe B.V.
                                                                       and Global TeleSystems
                                                                       Europe Holdings B.V.;
                                                                       Executive Vice President,
                                                                       General Counsel and
                                                                       Corporate Secretary,
                                                                       Global TeleSystems, Inc.

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* Beneficially owns 1,000 shares of Commom Stock of Golden Telecom.